Exhibit (a)(iii)

Amended and Restated
SCHEDULE A
Dated SEPTEMBER 26, 2018
TO
Amended and Restated AGREEMENT AND DECLARATION OF TRUST
OF
FUNDVANTAGE TRUST
SCHEDULE OF PORTFOLIOS AND CLASSES

Portfolio	Classes	Series Creation Date
1. Lateef Focused Growth Fund[1]	Class A/Class C/Class I/Class T3	August 2, 2007
2. Private Capital Management Value Fund	Class A/Class C/Class I/Class R	December 11, 2009
3. Pacific Capital Tax-Free Securities Fund	Class Y	February 9, 2010
4. Pacific Capital Tax-Free Short Intermediate Securities Fund	Class Y	February 9, 2010
5. Polen Growth Fund	Class A2/Class C2/Class T3/Investor Class4,5/Institutional Class	March 26, 2010
6. DuPont Capital Emerging Markets Fund	Class I6	June 11, 2010
7. DuPont Capital Emerging Markets Debt Fund	Class I5	June 23, 2011
8. EIC Value Fund	Class A/Class C/Institutional Class/Retail Class[7]	December 15, 2010
9. Gotham Absolute Return Fund	Institutional Class	August 24, 2012
10. Gotham Enhanced Return Fund	Institutional Class	March 21, 2013
11. Gotham Neutral Fund	Institutional Class	June 3, 2013
12. Quality Dividend Fund	Class A/Class C/Institutional Class[8]	June 3, 2013
13. Mount Lucas U.S. Focused Equity Fund	Class I/Class II	September 24, 2013
14. Pacific Capital U.S. Government Money Market Fund[9]	Institutional Class / Investor Class[10]	September 24, 2013

1 Prior to September 15, 2017, Lateef Focused Growth Fund was known as the “Lateef Fund.”

2 On December 18, 2013, Class A Shares and Class C were added.

3 On December 19, 2016, Class T shares were added.

4 On June 11, 2010, Investor Class Shares were added.

5 Prior to September 1, 2015, Investor Class Shares were known as Retail Class Shares.

6 On August 21, 2013, Class A Shares, Class C Shares and Class D Shares were terminated.

7 On March 24, 2011, Class C and Retail Class were added.

8 On June 20, 2013, Institutional Class Shares were added.

Portfolio	Classes	Series Creation Date
15. SkyBridge Dividend Value Fund	Class A /Class C / Class I	December 18, 2013
16. Polen Global Growth Fund [11]	Class A/Class C/Class T3/Institutional Class/Investor Class[5]	March 21, 2014
17. Gotham Absolute 500 Fund	Institutional Class	May 13, 2014
18. Gotham Enhanced 500 Fund	Institutional Class	September 23, 2014
19. Gotham Total Return Fund	Institutional Class/Investor Class[12]	December 17, 2014
20. Gotham Index Plus Fund[13]	Institutional Class/Class R614/Investor Class[12]	January 8, 2015
21. Gotham Institutional Value Fund[15]	Institutional Class	September 17, 2015
22. Gotham Hedged Plus Fund	Institutional Class	December 3, 2015
23. TOBAM Emerging Markets Fund	Class A/Class C/Class I	March 23, 2016
24. Gotham Enhanced Index Plus Fund[16]	Institutional Class	June 20, 2016
25. Gotham Enhanced 500 Core Fund[17]	Institutional Class	June 20, 2016
26. Gotham Hedged Core Fund	Institutional Class	June 20, 2016
27. Gotham Absolute 500 Core Fund[18]	Institutional Class	June 20, 2016
28. Gotham Neutral 500 Fund	Institutional Class	August 17, 2016

(continued...)

9 Prior to March 21, 2014, the Pacific Capital U.S. Government Money Market Fund was known as the “BOH Government Money Market Fund.”

10 On March 15, 2018, Investor Class shares were added.

11 Prior to September 23, 2014, Polen Capital Global Growth Fund was known as the “Polen Global Growth Fund.”

12 On November 1, 2017, Investor Class shares were added.

13 Prior to March 25, 2015, Gotham Index Plus Fund was known as the “Gotham Index 500 Plus Fund.”

14 On June 22, 2017, Class R6 shares were added.

15 Prior to September 22, 2015, Gotham Institutional Value Fund was known as the “Gotham Large Value Fund.”

16 Prior to February 1, 2018, Gotham Enhanced Index Plus Fund was known as the “Gotham Index Core Fund” and Gotham Master Long Index Fund was known as the “Gotham Master Long Fund.”

17 Prior to September 28, 2016, Gotham Enhanced 500 Core Fund was known as the “Gotham Enhanced Core Fund.”

18 Prior to September 28, 2016, Gotham Absolute 500 Core Fund was known as the “Gotham Absolute Core Fund.”

Portfolio	Classes	Series Creation Date
29. Gotham Defensive Long 500 Fund	Institutional Class	August 17, 2016
30. Gotham Defensive Long Fund	Institutional Class	August 17, 2016
31. Polen International Growth Fund	Class A/Class C/Class T3/Institutional Class/Investor Class	September 28, 2016
32. Gotham Enhanced S&P 500 Index Fund	Institutional Class	December 30, 2016
33. Arabesque Systematic USA Fund	Institutional/Retail	December 9, 2016
34. Arabesque Systematic Fund[19]	Institutional/Retail	December 9, 2016
35. Gotham Master Index Plus Fund[16]	Institutional Class	February 13, 2017
36. Gotham Master Neutral Fund	Institutional Class	February 13, 2017
37. Gotham Short Strategies Fund	Institutional Class	April 19, 2017
38. Polen U.S. Small Company Growth Fund	Investor Class/Institutional Class	June 26, 2017
39. Gotham Index Plus All-Cap Fund	Institutional Class	October 6, 2017
40. Sirios Long/Short Fund	Class A/Adviser Class/Institutional Class/Retail Class	October 30, 2017
41. Verplanck Balanced Fund	Class I	June 26, 2018
42. Polen International Small Company Growth Fund	Investor Class/Institutional Class	September 26, 2018

19 Prior to August 24, 2018, Arabesque Systematic Fund was known as the “Arabesque Systematic International Fund.”